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                      LORD ABBETT MID-CAP VALUE FUND, INC.

                        LORD ABBETT RESEARCH FUND, INC.
                            Small-Cap Value Series

                         LORD ABBETT SERIES FUND, INC.
                            Mid-Cap Value Portfolio

             SUPPLEMENT DATED JULY 18, 2005 TO THE PROSPECTUSES AND
                      STATEMENTS OF ADDITIONAL INFORMATION
                           (CLASS A, B, C, P, Y & VC)

Effective at the close of business on July 29, 2005, Class A, B, C, P, & Y shares of the Lord Abbett Mid-Cap Value Fund, Inc. and Lord Abbett Research Fund, Inc. - Small-Cap Value Series (together, the "Funds") and Class VC shares of the Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio (the "Portfolio") will not be available for purchase by new investors, except as stated below. The Funds and Portfolio will continue to be available for purchase by existing investors. Also, Partners and employees of Lord Abbett who do not have a current account open with the Funds may not purchase shares of the Funds after July 29, 2005. Investors should note, however, that the Funds and Portfolio reserve the right to refuse any order that might disrupt the efficient management of the Funds or Portfolio.

THE FUNDS:

RETIREMENT AND BENEFIT PLANS* currently offering shares of the Funds as an investment option may continue to permit new participants to purchase shares of the Funds. In addition, new investors through certain existing discretionary mutual fund wrap account programs,* will be permitted to invest in the Funds. Please contact LORD ABBETT DISTRIBUTOR* at 800-201-6984, ext. 2822 for information regarding the specific discretionary mutual fund wrap account programs that will remain available for new investors.

New Retirement and Benefit Plans that are considering selecting one or both of the Funds as a plan option but have not done so by July 29, 2005 may invest in the Funds if they do select one of them as a plan option by September 30, 2005, provided that the selection is based on a proposal or recommendation that can be shown to have been presented to the plan on or prior to July 29, 2005. Please contact Lord Abbett Distributor at 800-201-6984, ext. 2936 with any questions about eligibility of a plan to invest in the Funds.

In addition, certain group annuity programs offering shares of the Funds as an investment option may continue to permit new program participants to purchase shares of the Funds, including in one case purchases of shares by IRA rollover accounts derived from such a program, beyond July 29, 2005. Such investments may be made for limited periods of time or indefinitely, depending on the program. Please contact Lord Abbett Distributor at 800-201-6984, ext. 2820 for information regarding the specific group annuity programs (and related IRA rollover program) that will remain available for new investors and any relevant time limitations.

THE PORTFOLIO:

VARIABLE CONTRACT* products currently offering shares of the Portfolio as an investment option may continue to permit new contract owners to purchase shares of the Portfolio.

__________________________

*As defined in the Prospectus.